UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Inphi Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

April 26, 2011

Dear Stockholder,

Due to a clerical error, our original proxy card mailed on April 21, 2011 for the 2011 Annual Meeting of Stockholders was printed incorrectly with respect to the Class 1 directors recommended for election. As disclosed in our proxy statement dated April 21, 2011, the Class I directors that our board of directors recommends for election under Proposal 1 are David Ladd and Lip-Bu Tan. For further information, please refer to page 4 of our proxy statement addressing this proposal.

Except as specifically supplemented by the information contained herein, all information set forth in the proxy statement remains unchanged.

Please use the enclosed revised proxy card to indicate your vote on all proposals; you may also vote via the internet at www.voteproxy.com or by telephone at 1-800-PROXIES (United States) or 1-718-921-8500 (international).

Sincerely,

John Edmunds, CFO

3945 Freedom Circle, Suite 1100, Santa Clara, CA 95054 USA Telephone: 408-217-7300

ANNUAL MEETING OF STOCKHOLDERS OF

INPHI CORPORATION

May 17, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST on May 16, 2011.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://investors.inphi.com/phoenix.zhtml?c=237726&p=irol-irhome

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20233040000000000000 3 051711

BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 AND 3 YEARS FOR ITEM 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class I directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ David Ladd
○ Lip-Bu Tan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants.	☐	☐	☐
3. An advisory vote on our executive compensation.	☐	☐	☐

The Board of Directors recommends a vote for 3 years:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. An advisory vote on the frequency of holding an advisory vote on our executive compensation.	☐	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.